 Fourth Quarter and Full Year  2024 Earnings Call  February 20, 2025

 Forward-Looking Statements  Certain statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may contain “forward-looking statements” with respect to our business, results of operations and financial condition, and our expectations or beliefs concerning future events and conditions. You can identify forward-looking statements because they contain words such as, but not limited to, “believes,” “expects,” “may,” “should,” “approximately,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” likely,” “will,” “would,” “could” and similar expressions (or the negative of these terminologies or expressions). All forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in our industry and markets, while others are more specific to our business and operations. These risks and uncertainties include, but are not limited to: market competition; economic downturn or industry specific conditions including the impacts of tax and tariff programs, inflation, foreign currency exchange, and industry consolidation; disruption to business operations; natural disasters including severe flooding and other weather-related events; the conflict between Russia and Ukraine and other geopolitical tensions; the inability to meet customer demand and quality requirements; the loss of key customers, suppliers or other business relationships; supply disruptions; excessive inflation; the capacity and effectiveness of our hedging policy activities; the loss of key employees; levels of indebtedness which could limit our operating flexibility and opportunities; and other risk factors set forth under the heading “Risk Factors” in our Annual Report on Form 20-F (and in future filings under Form 10-K), and as described from time to time in subsequent reports filed with the U.S. Securities and Exchange Commission. The occurrence of the events described and the achievement of the expected results depend on many events, some or all of which are not predictable or within our control. Consequently, actual results may differ materially from the forward-looking statements contained in this press release. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.  Fourth Quarter 2024 - Earnings Call - 2

 Non-GAAP Measures  This presentation includes information regarding certain non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow, Adjusted NOPAT, Invested Capital, Adjusted ROIC and Net debt. These measures are presented because management uses this information to monitor and evaluate financial results and trends and believes this information to also be useful for investors. Adjusted EBITDA measures are frequently used by securities analysts, investors and other interested parties in their evaluation of Constellium and in comparison to other companies, many of which present an adjusted EBITDA-related performance measure when reporting their results. Adjusted EBITDA, Free Cash Flow, Adjusted NOPAT, Invested Capital, Adjusted ROIC and Net debt are not presentations made in accordance with U.S. GAAP and may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measures. This presentation provides a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.   We are not able to provide a reconciliation of Adjusted EBITDA guidance to net income, the comparable GAAP measure, because certain items that are excluded from Adjusted EBITDA cannot be reasonably predicted or are not in our control. In particular, we are unable to forecast the timing or magnitude of realized and unrealized gains and losses on derivative instruments, non-cash impact of metal price lag, impairment or restructuring charges, or taxes without unreasonable efforts, and these items could significantly impact, either individually or in the aggregate, our net income in the future.  Fourth Quarter 2024 - Earnings Call - 3

 Jean-Marc Germain  Chief Executive Officer

 Safety is Our Top Priority  Our Decin and Changchun operations both completed 2 million working hours without a recordable case in 2024  Valais A&T completed 1 million working hours without a recordable case in 2024  13 sites finished 2024 with zero recordable cases  4 sites completed multi-year stretches without a recordable case in 2024  (1) Recordable case rate measures the number of fatalities, serious injuries, lost-time injuries, restricted work injuries, or medical treatments per one million hours worked.  Delivered best-in-class safety performance in 2024 with a recordable case rate of 2.02;   focus on safety is never ending, targeting 1.5 recordable case rate in 2025  Fourth Quarter 2024 - Earnings Call - 5   Recordable Case Rate(1)

  Q4 2024 Highlights  Shipments: 328 thousand tons (-2% YoY)  Revenue: $1.7 billion (-1% YoY)  Net loss: $(47) million  Adjusted EBITDA: $125 million  Includes negative $15 million impact at Valais as a result of the flood  Includes positive non-cash metal price lag impact of $27 million  Cash from Operations: $61 million  Free Cash Flow: $(85) million  Includes negative $39 million impact at Valais as a result of the flood  Excludes $21 million of cash received for collection of deferred purchase price receivables, as a result of IFRS to U.S. GAAP conversion  Shareholder Returns: repurchased ~1.6 million shares of the Company stock for $18.5 million  Note: Segment Adjusted EBITDA excludes the non-cash impact of metal price lag. Amounts may not sum due to rounding.  Challenging Q4 as expected with continued weakness in several end markets, tight scrap spreads in   North America and the financial impact at Valais as a result of the flood  Fourth Quarter 2024 - Earnings Call - 6   Adjusted EBITDA Bridge  in $ millions

  FY 2024 Highlights  Shipments: 1.4 million tons (-4% YoY)  Revenue: $7.3 billion (-6% YoY)  Net income: $60 million  Adjusted EBITDA: $623 million  Includes negative $33 million impact at Valais as a result of the flood  Includes positive non-cash metal price lag impact of $55 million  Cash from Operations: $301 million  Free Cash Flow: $(100) million  Includes negative $45 million impact at Valais as a result of the flood  Excludes $85 million of cash received for collection of deferred purchase price receivables, as a result of IFRS to U.S. GAAP conversion  Shareholder Returns: repurchased ~4.6 million shares of the Company stock for $79 million  Adjusted ROIC: 5.5% (down 500 bps YoY)  Leverage: 3.1x at December 31, 2024 (2.9x excluding Valais flood impact)  Note: Segment Adjusted EBITDA excludes the non-cash impact of metal price lag. Amounts may not sum due to rounding.  2024 was a very challenging year due to market-driven headwinds and weather-related impacts  Fourth Quarter 2024 - Earnings Call - 7   Adjusted EBITDA Bridge  in $ millions

 Current Assessment of Section 232 Tariffs and Potential Impact on Constellium  Fourth Quarter 2024 - Earnings Call - 8  Tariffs remain a very fluid situation; we are continually monitoring and assessing the potential impact of current and   future trade policies; at this stage we believe it presents opportunities for Constellium  Production  Metal Supply  Commercial  End Market  Primary  Import some primary aluminum (P1020, sheet ingots) from Canada given the lack of smelter capacity in the U.S. (will become more expensive)  Commercial negotiations necessary to mitigate tariffs; may be a lag in passing additional costs through   Scrap  Aluminum scrap is excluded from the current scope of Section 232  Purchase most of our scrap needs from dealers in the U.S.  Rise in U.S. regional premium could attract more scrap into the U.S., hence increasing domestic availability (positive impact)  Mostly “local for local”  One JV (Astrex) in Canada providing extrusions to our Automotive Structures business in the U.S. (will become more expensive)   Small quantities of Aerospace shipments from Europe to the U.S. serving global OEMs (this is a pass-through today)  Supports market pricing domestically and makes imports less competitive in the U.S. (positive impact)  Price increase announced on February 18th, 2025   We have some quarterly priced U.S. business that will benefit from new market dynamics  Too early to estimate (unknown impact)  Depends on the health of the U.S. domestic economy and types of tariffs to be implemented in the future

 Jack Guo  Chief Financial Officer

 Q4  2024  Q4  2023% △  Shipments (kt)  44  48  (7)%  Revenue ($m)  430  439  (2)%  Segment Adj. EBITDA ($m)  56  83  (33)%  Segment Adj. EBITDA ($ / t)  1,271  1,747  (27)%  Aerospace & Transportation  Q4 2024 Segment Adjusted EBITDA Bridge  Q4 2024 Performance  Fourth Quarter 2024 - Earnings Call - 10  (1)  (1) Financial impact at Valais as a result of the flood. Insurance proceeds accounted for below Adjusted EBITDA.  Segment Adjusted EBITDA of $56 million  Stable aerospace shipments  Lower TID shipments  Unfavorable price and mix  Unfavorable impact of Valais flood(1)  FY 2024 Segment Adjusted EBITDA Bridge  (1)

 Q4  2024  Q4  2023% △  Shipments (kt)  239  238  —%  Revenue ($m)  1,009  930  8%  Segment Adj. EBITDA ($m)  56  85  (34)%  Segment Adj. EBITDA ($ / t)  234  357  (34)%  Packaging & Automotive Rolled Products  Q4 2024 Segment Adjusted EBITDA Bridge  Q4 2024 Performance  Fourth Quarter 2024 - Earnings Call - 11  FY 2024 Segment Adjusted EBITDA Bridge  Segment Adjusted EBITDA of $56 million  Higher packaging shipments; lower automotive shipments  Unfavorable price and mix  Unfavorable metal costs given tighter scrap spreads in N.A.  Lower operating costs   Q4 2023 benefited from higher energy-related grants

 Q4  2024  Q4  2023% △  Shipments (kt)  44  50  (13)%  Revenue ($m)  329  358  (8)%  Segment Adj. EBITDA ($m)  4  23  (83)%  Segment Adj. EBITDA ($ / t)  91  458  (80)%  Automotive Structures & Industry  Q4 2024 Segment Adjusted EBITDA Bridge  Q4 2024 Performance  Fourth Quarter 2024 - Earnings Call - 12  (1)  (1) Financial impact at Valais as a result of the flood. Insurance proceeds accounted for below Adjusted EBITDA.  FY 2024 Segment Adjusted EBITDA Bridge  (1)  Segment Adjusted EBITDA of $4 million  Lower automotive and industry shipments  Favorable price and mix  Higher costs  Unfavorable impact of Valais flood(1)

 Free Cash Flow of $(100) million(1); compared to 2023:  Includes $45 million impact at Valais as a result of the flood  Lower Segment Adjusted EBITDA  Higher capital expenditures  Lower working capital  Excluding Valais flood impact and including collection of deferred purchase price receivables, 2024 Free Cash Flow of $30 million  Repurchased ~4.6 million shares for $79 million  in $ millions  FY  2024  FY  2023  Net cash flows from operating activities  301  432  Purchases of property, plant and equipment net of property, plant and equipment inflows  (401)  (365)  Free Cash Flow  (100)  67  Collection of deferred purchase price receivables  85  97  Track Record of Free Cash Flow(1) Generation  in $ millions  2024 Free Cash Flow(1) Highlights  Current 2025 Expectations  Fourth Quarter 2024- Earnings Call - 13  (1) Excludes $85 million, $97 million, and $90 million of cash received for collection of deferred purchase price receivables for the 2024, 2023 and 2022 periods, respectively, as a result of IFRS to U.S. GAAP conversion.  >120  Free Cash Flow: >$120 million  Capex: ~$330 million  Cash interest: ~$120 million  Cash taxes: ~$40 million  TWC/Other: modest source of cash  Free Cash Flow

 Leverage of 3.1x at year-end, or 2.9x excluding Valais flood impact  Target leverage range of 1.5x to 2.5x  No bond maturities until 2028  Strong liquidity position  Debt / Liquidity Highlights  Net Debt and Liquidity  Maturity Profile(1)  in $ millions  Liquidity  in $ millions  Net Debt and Leverage  in $ millions  Strong balance sheet and improved financial flexibility give us confidence  to manage varying business conditions  Leverage = Net Debt / LTM Segment Adjusted EBITDA, which excludes non-cash impact of metal price lag  (1) See Borrowings Table in the Appendix for more details  Fourth Quarter 2024- Earnings Call - 14

 Jean-Marc Germain  Chief Executive Officer

End Market Outlook

Aerospace
15% of 2024 revenues

Current Market Trends:
- Demand has stabilized in aviation and space; military aircraft remains healthy
- OEMs continue to deal with supply chain challenges

LT SECULAR GROWTH
- Fuel economy
- Lightweighting
- Long-term market trends expected to remain intact

CAGR (2024-2029): demand for aerospace aluminum rolled product market

North America + Europe: 8.1%

Est. New Commercial Aircraft

>42K between 2024 and 2043

Packaging
39% of 2024 revenues

Current Market Trends:
- Demand remains healthy in both North America and Europe

SECULAR GROWTH
- Sustainability
- Recyclability
- Can makers adding capacity to meet long-term demand

CAGR (2024-2029): demand for aluminum canstock market

North America: 3.4%

Europe: 4.1%

Automotive
29% of 2024 revenues

Current Market Trends:
- Demand in North America has softened
- Demand remains weak in Europe

SECULAR GROWTH
- Fuel economy
- Lightweighting
- Reduced emissions
- Electric vehicles
- Safety

CAGR (2024-2029): consumption of aluminum auto body sheet

North America: 6.1%

Europe: 8.4%

Other Specialties
17% of 2024 revenues

Current Market Trends:
- Demand has stabilized at low levels in North America
- Demand remains weak in Europe

DIVERSIFIED CYCLES
- Diversified end markets with separate cycles
- Lightweighting in Transportation

Growth is expected to be in-line with or above gross domestic product (GDP)

Sources: CRU International, Aluminum Rolled Products Market Outlook November 2024.

Constellium
Fourth Quarter 2024- Earnings Call - 16

Confident in Our Adjusted EBITDA[(1)] Target of $900 million in 2028


$568M
$900M
• Valais flood recovery
• Muscle Shoals operational improvement
• Neuf-Brisach recycling investment
• New Airware casthouse
• Muscle Shoals & Ravenswood casthouse investments
• EV battery foil investment
• Others
• Growth assumptions generally below industry estimates
• Price discipline
• Productivity gains
• Cost reduction initiatives
• Inflation
• Tighter North American scrap spreads
• Unfavorable FX
2024A
CSTM Recovery
Return-Seeking Projects
Market Recovery/ Growth
Price & Mix
Productivity & Cost / Inflation (net)
Metal & FX / Other
Contingency
2028 Target

Constellium

(1) Excludes the non-cash impact of metal price lag. Assumes no impact from tariffs and that the macroeconomic and geopolitical environment remains generally stable.

Fourth Quarter 2024 - Earnings Call - 17

 Very challenging environment in 2024  Results impacted by market-driven headwinds (demand weakness across most end markets and tight scrap spreads in North America) and weather-related events (cold weather and snow in Muscle Shoals in January and severe flooding event in Valais in June)  Started up new recycling center in Neuf-Brisach, France in September, slightly ahead of schedule and below budget  Returned $79 million to shareholders through the repurchase of ~4.6 million shares during the year  Shifted our reporting to U.S. dollars under U.S. GAAP, and will begin filing our SEC reports on U.S. domestic issuer forms, including our upcoming annual report on Form 10-K  Exciting future ahead with opportunities to grow our business and enhance profitability and returns  Portfolio serving diversified and generally resilient end markets  Durable, sustainability-driven secular growth trends driving increased demand for our products  Infinitely recyclable aluminum is part of the circular economy  Previously-indicated Adjusted EBITDA drivers within our control; market recoveries provide additional upside   Substantial value creation opportunities remain longer term, planting the seeds today for future growth and profitability  Execution focused with proven ability to flex costs  Strong balance sheet and Free Cash Flow generation allow financial flexibility and balanced capital allocations  Approximately $221 million remaining on existing share repurchase program(2)(3)  Key Messages and Guidance  Focused on executing our strategy and increasing shareholder value  Targets  Note: Our guidance does not include any impact from potential tariffs.  (1) Excludes the non-cash impact of metal price lag.  (2) Full execution of share repurchase program will require shareholder approval annually at the Annual General Meeting.  (3) Expires December 31, 2026.  Fourth Quarter 2024 - Earnings Call - 18  2025 Adjusted EBITDA(1)  $600 million to $630 million  ———  2025 Free Cash Flow  >$120 million  ———  2028 Adjusted EBITDA(1)  $900 million  ———  2028 Free Cash Flow  $300 million  ———  Leverage  1.5x - 2.5x

 Appendix

 Update on Flooding Situation in the Valais  Fourth Quarter 2024 - Earnings Call - 20  Financial Impact at Valais   as a Result of the Flood  In late June 2024, Constellium’s plate and extrusion shops in Sierre, as well as the casthouse in Chippis, were severely flooded   As of today, the business is on track to complete production ramp up by the end of the first quarter of 2025   As mentioned last quarter, we expect some cost impact in 2025 as production will continue to ramp up; also expect to receive a portion of the insurance proceeds in 2025  All insurance proceeds received in 2024 and 2025 accounted for below Adjusted EBITDA  Included in our guidance for 2025  Q4 2024  Adjusted EBITDA: $15 million  Free Cash Flow: $39 million  ———  FY 2024   Adjusted EBITDA: $33 million  Free Cash Flow: $45 million

 Reconciliation of Net Income to Adjusted EBITDA  ≥130  Three months ended December 31,  For years ended December 31,   (in millions of U.S. dollar)  2024  2023  2024  2023  Net (loss) / income   (47)   5    60    157   Income tax expense   29    42    75    75   (Loss) / income before tax   (18)   47    135    232   Finance costs - net   28    26    111    111   Expenses on factoring arrangements    6    7    22    24   Depreciation and amortization   77    71    304    300   Impairment of assets   11    7    24    22   Restructuring costs   4    —    11    —   Unrealized losses / (gains) on derivatives   20    (2)   1    3   Unrealized exchange losses / (gains) from the remeasurement of monetary assets and liabilities – net   —    2    (1)   2   Pension and other post-employment benefits - non operating gains   (1)   (3)   (11)   (14)  Share based compensation costs   6    6    25    22   Losses / (gains) on disposal   1    2    4    (41)  Other   (9)   1    (2)   1   Adjusted EBITDA   125    164    623    662   of which Metal price lag (1)   27    (14)   55    (92)  Fourth Quarter 2024 - Earnings Call - 21  (1) Excluded in Segment Adjusted EBITDA

 Three months ended December 31,  (in millions of U.S. dollar)  2024  2023  Net cash flows from operating activities   61    173   Purchases of property, plant and equipment net of property, plant and equipment inflows   (146)   (137)  Free Cash Flow   (85)   36   Collection of deferred purchase price receivables   21    22   (in millions of U.S. dollar)  2024  2023  2022  Net cash flows from operating activities   301    432    365   Purchases of property, plant and equipment net of property, plant and equipment inflows   (401)   (365)   (284)  Free Cash Flow   (100)   67    81   Collection of deferred purchase price receivables   85    97    90   Fourth Quarter 2024 - Earnings Call - 22  Free Cash Flow Reconciliation

 Net Debt Reconciliation  ≥130  (in millions of U.S. dollar)  December 31, 2024  September 30, 2024  June 30, 2024  March 31, 2024  December 31, 2023  Borrowings   1,918    1,914    1,898    1,906    1,929   Fair value of net debt derivatives,  net of margin calls   (1)   1    —    1    (2)  Cash and cash equivalents   (141)   (170)   (228)   (195)   (223)  Net Debt   1,776    1,745    1,670    1,712    1,704   LTM Segment Adjusted EBITDA(1)   568    648    702    741    754   Leverage  3.1x  2.7x  2.4x    2.3x    2.3x   (1) Segment Adjusted EBITDA excludes non-cash metal price lag  Fourth Quarter 2024 - Earnings Call - 23

Reconciliation of LTM Segment Adjusted EBITDA to Net Income

(in millions of U.S. dollar)	Twelve months ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
P&ARP	242	271	278	296	305
A&T	285	312	345	359	351
AS&I	74	93	110	119	129
H&C	(33)	(29)	(32)	(33)	(31)
Segment Adjusted EBITDA	**568**	**648**	**702**	**741**	**754**
Metal price lag	55	14	(12)	(89)	(92)
Adjusted EBITDA	**623**	**662**	**689**	**653**	**662**
Depreciation and amortization	(304)	(299)	(302)	(301)	(300)
Impairment of assets	(24)	(21)	(22)	(22)	(22)
Share based compensation costs	(25)	(25)	(24)	(25)	(22)
Pension and other post-employment benefits - non service costs	11	13	13	14	14
Restructuring costs	(11)	(7)	(3)	(1)	—
Unrealized (losses) / gains on derivatives	(1)	21	28	2	(3)
Unrealized exchange gains from the remeasurement of monetary assets and liabilities – net	1	(1)	—	(1)	(2)
Gains / (losses) on disposal	(4)	(3)	44	44	42
Other	2	(10)	(9)	(1)	(1)
Expenses on factoring arrangements	(22)	(23)	(23)	(23)	(24)
Other adjustments	(377)	(355)	(298)	(314)	(318)
Finance costs - net	(111)	(109)	(107)	(111)	(111)
Income before tax	**135**	**200**	**286**	**229**	**232**
Income tax (expense) / benefit	(76)	(88)	(94)	(75)	(75)
Net income	**60**	**112**	**192**	**154**	**157**

Constellium

[1] Segment Adjusted EBITDA excludes non-cash metal price lag

Fourth Quarter 2024 - Earnings Call - 24

 Reconciliation of Net Income to Adjusted NOPAT and Adjusted ROIC  ≥130  Fourth Quarter 2024 - Earnings Call - 25  Year ended December 31,  (in millions of U.S. dollar)  2024  2023  Net income   60   157  Income tax expense   75   75  Income before tax   135   232  Finance costs - net   111   111  Expenses on factoring arrangements   22   24  Unrealized losses on derivatives   1   3  Unrealized exchange (gains) / losses from the remeasurement of monetary assets and liabilities - net   (1)   2  Share based compensation costs   25   22  Metal price lag   (55)   92  Losses / (gains) on disposals   4   (41)  Other   (2)   1  Tax impact(1)   (64)   (112)  Adjusted NOPAT (A)   176   334  (in millions of U.S. dollar)  2023  2022  Intangible assets   104    115   Property, plant and equipment, net   2,422    2,334   Trade receivables and other, net - current   531    562   Derecognized trade receivables(2)   402    401   Inventories   1,197    1,382   Trade payables and other - current   (1,411)    (1,580)   Provisions - current   (21)    (23)   Income tax payable   (22)    (18)   Total Invested Capital (B)   3,202    3,173       2024  2023  Adjusted NOPAT for fiscal year (A)   176    334   Total invested capital as of December 31 of prior year (B)   3,202    3,173   Adjusted ROIC (A)/(B)   5.5%   10.5%  (1) Tax impact on net operating profit computed using the Group's average statutory tax rate  (2) Trade receivables derecognized under our factoring agreements

Borrowings Table

(in millions of U.S. dollar)									
	At December 31,								
	2024								2023
(in millions of U.S. dollar)	Nominal Value in Currency		Nominal rate	Effective rate	Face Value	Debt issuance costs	Accrued interest	Carrying value	Carrying value
Secured Pan-U.S. ABL (due 2029)	$	55	Floating	6.53 %	55	—	1	56	—
Senior Unsecured Notes									
Issued November 2017 and due 2026 (B)	$	250	5.875 %	6.26 %	—	—	—	—	254
Issued November 2017 and due 2026 (B)	€	400	4.250 %	4.57 %	—	—	—	—	447
Issued June 2020 and due 2028	$	325	5.625 %	6.05 %	325	(3)	1	323	322
Issued February 2021 and due 2029	$	500	3.750 %	4.05 %	500	(4)	4	500	499
Issued June 2021 and due 2029	€	300	3.125 %	3.41 %	312	(3)	4	313	332
Issued August 2024 and due 2032 (C)	€	350	6.375 %	6.77 %	350	(6)	9	353	—
Issued August 2024 and due 2032 (C)	$	300	5.375 %	5.73 %	312	(5)	6	313	—
Finance lease liabilities					30	—	—	30	34
Other loans					30	—	—	30	41
Total debt					**1,914**	**(21)**	**25**	**1,918**	**1,929**
Of which non-current								*1,879*	*1,888*
Of which current								*39*	*41*

Constellium

Fourth Quarter 2024 - Earnings Call - 26